                                                                    EXHIBIT 10.3

                                SECOND AMENDMENT

                  SECOND AMENDMENT, dated as of August 13, 1999 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Hexcel Corporation (the "COMPANY") and the Foreign Borrowers from time to time party thereto (together with the Company, the "BORROWERS"), the banks and other financial institutions from time to time parties thereto (the "LENDERS"), Citibank, N.A., as Documentation Agent, and Credit Suisse First Boston, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

                  WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders shall have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

                  2. AMENDMENT TO SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting therefrom in its entirety the table of Leverage Ratios and Applicable Margins contained in the definition of the term "Applicable Margin" contained therein and by substituting therefor the following:

--------------------------------------------------------------------------------

                                                                    Applicable Margin
                                              ----------------------------------------------------------------
                                                     Tranche A Loans
                                                  Revolving Credit Loans
                                                     Swing Line Loans
                                                 European Revolving Loans               Tranche B Loans
                                              ----------------------------------------------------------------

                                               Eurocurrency                         Eurocurrency   ABR Loans
             Leverage Ratio                        Loans         ABR Loans             Loans
--------------------------------------------------------------------------------------------------------------

  Greater than or equal to 5.0 to 1.0            225 b.p.         125 b.p.            275 b.p.      175 b.p.
--------------------------------------------------------------------------------------------------------------
  Greater than or equal to 4.5 to 1.0,           200 b.p.         100 b.p.            250 b.p.      150 b.p.
        but less than 5.0 to 1.0
--------------------------------------------------------------------------------------------------------------
  Greater than or equal to 4.0 to 1.0,           175 b.p.         75 b.p.             225 b.p.      125 b.p.
        but less than 4.5 to 1.0
--------------------------------------------------------------------------------------------------------------
  Greater than or equal to 3.5 to 1.0,           150 b.p.         50 b.p.             225 b.p.      125 b.p.
        but less than 4.0 to 1.0
--------------------------------------------------------------------------------------------------------------


  Greater than or equal to 3.0 to 1.0,           125 b.p.         25 b.p.             200 b.p.      100 b.p.
        but less than 3.5 to 1.0
--------------------------------------------------------------------------------------------------------------
  Greater than or equal to 2.5 to 1.0,           87.5 b.p.         0 b.p.             175 b.p.      75 b.p.
        but less than 3.0 to 1.0
--------------------------------------------------------------------------------------------------------------
          Less than 2.5 to 1.0                    75 b.p.          0 b.p.             175 b.p.      75 b.p.
--------------------------------------------------------------------------------------------------------------

                  2. AMENDMENT TO SUBSECTION 14.1. Subsection 14.1 of the Credit Agreement hereby is amended by:

(a)      deleting the table of "Period[s]" and "Ratio[s]" set forth in clause
         (a) thereof and by substituting therefor the following:

--------------------------------------------------------------------

                    Period                              Ratio
--------------------------------------------------------------------
       Closing Date - December 31, 1999              2.00 to 1.0
      January 1, 2000 - December 31, 2000            2.25 to 1.0
         January 1, 2001 - thereafter                2.50 to 1.0
--------------------------------------------------------------------

(b)      deleting the table of "Period[s]" and "Ratio[s]" set forth in clause
         (b) thereof and by substituting therefor the following:

--------------------------------------------------------------------

                    Period                              Ratio
--------------------------------------------------------------------
       Closing Date - September 30, 2000             5.25 to 1.0
       October 1, 2000 - March 31, 2001              5.00 to 1.0
         April 1, 2001 - June 30, 2001               4.75 to 1.0
           July 1, 2001 - thereafter                 4.50 to 1.0
--------------------------------------------------------------------

(c) deleting from clause (c) thereof the ratio "1.25 to 1.0" and by substituting therefor the ratio "1.20 to 1.0"; and

(d)      deleting the table of "Period[s]" and "Ratio[s]" set forth in clause
         (d) thereof and by substituting therefor the following:

--------------------------------------------------------------------

                    Period                              Ratio
--------------------------------------------------------------------
       Closing Date - September 30, 2000             2.75 to 1.0
        October 1, 2000 - June 30, 2001              2.50 to 1.0
           July 1, 2001- thereafter                  2.25 to 1.0
--------------------------------------------------------------------

                  3. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective (as of the date first set forth above) on the date upon which the Administrative Agent shall have received (the date of such receipt, the "Effective Date"):

(a) counterparts hereof, duly executed and delivered by each Borrower, the Documentation Agent, the Administrative Agent and the Majority Lenders; and

(b) for the account of each Lender (other than the Swing Line Lender, each Local Lender and each Issuing Lender) who shall have duly executed and delivered this Amendment on or prior to August 13, 1999 (or such later date as the Company and the Administrative Agent shall agree), an amendment fee in the amount equal to 12.5 bps on (i) in the case of any Tranche A Lender or Tranche B Lender, the aggregate outstanding principal amount of Tranche A Loans or Tranche B Loans (as the case may be) owing to such Lender on the Effective Date, (ii) in the case of each Revolving Credit Lender, the Revolving Credit Commitment of such Revolving Credit Lender which is in effect on the Effective Date, (iii) in the case of each European Lender, the European Loan Commitment of such European Lender which is in effect on the Effective Date and (iv) in the case of the European Overdraft Lender, the European Overdraft Commitment which is in effect on the Effective Date.

                  4. REPRESENTATIONS AND WARRANTIES. The Company, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it and each Foreign Borrower in Section 11 of the Credit Agreement (including, without limitation, subsection 11.22) and otherwise in the Credit Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

                  5. LIMITED EFFECT. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver or amendment of any provisions of any of the Credit Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  6. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

                  7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HEXCEL CORPORATION                     AERIES FINANCE LTD.
HEXCEL (U.K.) LIMITED
HEXCEL COMPOSITES LIMITED
HEXCEL S.A. (France)                   By:_______________________________
HEXCEL FABRICS S.A.                       Title:
HEXCEL COMPOSITES S.A. (Belgium)
HEXCEL COMPOSITES S.A. (France)
HEXCEL COMPOSITES GMBH (Austria)
HEXCEL COMPOSITES S.A. (Spain)
HEXCEL COMPOSITES GMBH  (Germany)      AMARA - 2 FINANCE LTD.


By:_______________________________     By:_______________________________
   Title:                                 Title:



CREDIT SUISSE FIRST BOSTON, as         ARCHIMEDES FUNDING II, Ltd.
Administrative Agent and Arranger        By: ING CAPITAL ADVISORS, INC., as
                                             Collateral Manager

By:_______________________________     By:_______________________________
   Title:                                 Title:


By:_______________________________
   Title:



CITIBANK, N.A., as Documentation       BALANCED HIGH-YIELD FUND I LTD.
Agent and as a Lender                    By: BHF BANK AKTIENGESELLSHAFT, acting
                                             through its New York Branch,
                                             as attorney-in-fact


By:_______________________________     By:_______________________________
   Title:                                 Title:


                                       By:_______________________________
                                          Title:



CREDIT SUISSE FIRST BOSTON,            THE BANK OF NEW YORK
as a Lender


By:_______________________________     By:_______________________________
   Title:                                 Title:


By:_______________________________
      Title:

BANQUE NATIONALE DE PARIS              CREDIT AGRICOLE INDOSUEZ


By:_______________________________     By:_______________________________
   Title:                                 Title:


By:_______________________________     By:_______________________________
   Title:                                 Title:



BANQUE WORMS CAPITAL CORP.             CREDIT LYONNAIS NEW YORK BRANCH


By:_______________________________     By:_______________________________
   Title:                                 Title:


By:_______________________________
   Title:



BATTERSON PARK CBO 1                   CYPRESSTREE SENIOR FLOATING RATE FUND
  By: GENERAL RE - NEW ENGLAND ASSET     By: CYPRESSTREE INVESTMENT
      MANAGEMENT, INC.,                      MANAGEMENT COMPANY, INC.,
      as Collateral Manager                  as Portfolio Manager


By:_______________________________     By:_______________________________
   Title:                                 Title:



CAPTIVA FINANCE LTD.                   CYPRESSTREE INVESTMENT FUND, LLC
                                         By: CYPRESSTREE INVESTMENT
                                             MANAGEMENT COMPANY, INC.,
                                             its Managing Member


By:_______________________________     By:_______________________________
   Title:                                 Title:



THE CHASE MANHATTAN BANK               CYPRESSTREE  INVESTMENT
                                       PARTNERS I, LTD.
                                         By: CYPRESSTREE INVESTMENT
                                             MANAGEMENT COMPANY, INC.,
                                             as Portfolio Manager


By:_______________________________     By:_______________________________
   Title:                                 Title:



CHAIO TUNG BANK


By:_______________________________
   Title:

CYPRESSTREE INSTITUTIONAL FUND, LLC    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
   By: CYPRESSTREE INVESTMENT          NEW YORK BRANCH
       MANAGEMENT COMPANY, INC.,
       its Managing Member


By:_______________________________     By:_______________________________
   Title:                                 Title:



DEUTSCHE BANK AG NEW YORK              KEYBANK NATIONAL ASSOCIATION
BRANCH AND/OR CAYMAN ISLANDS BRANCH


By:_______________________________     By:_______________________________
   Title:                                 Title:


By:_______________________________
   Title:



ERSTE BANK DER OESTERREICHISCHEN       KZH CYPRESSTREE-1 LLC
SPARKASSEN AG


By:_______________________________     By:_______________________________
   Title:                                 Title:


By:_______________________________
   Title:



THE FIRST NATIONAL BANK OF CHICAGO     KZH ING-2 LLC


By:_______________________________     By:_______________________________
   Title:                                 Title:



FIRST UNION NATIONAL BANK              KZH ING-3 LLC


By:_______________________________     By:_______________________________
   Title:                                 Title:



GENERAL ELECTRIC CAPITAL CORPORATION   KZH SHOSHONE LLC


By:_______________________________     By:_______________________________
   Title:                                 Title:


                                       KZH III LLC


                                       By:_______________________________

MERITA BANK Plc                        UNION BANK OF CALIFORNIA N.A.


By:_______________________________     By:_______________________________
   Title:                                 Title:

By:_______________________________
   Title:



METROPOLITAN LIFE INSURANCE COMPANY    VAN KAMPEN SENIOR FLOATING RATE FUND


By:_______________________________     By:_______________________________
   Title:                                 Title:



MORGAN GUARANTY TRUST COMPANY OF       WACHOVIA BANK
NEW YORK


By:_______________________________     By:_______________________________
   Title:                                 Title:



OXFORD STRATEGIC INCOME FUND           NORTH AMERICAN SENIOR FLOATING RATE FUND
     By: EATON VANCE MANAGEMENT,
         as Investment Advisor


By:_______________________________     By:_______________________________
   Title:                                 Title:


SENIOR DEBT PORTFOLIO                  DLJ CAPITAL FUNDING, INC.
     By: BOSTON MANAGEMENT
         AND RESEARCH,
         as Investment Manager


By:_______________________________     By:_______________________________
   Title:                                 Title:


SOCIETE GENERALE                       KZH WATERSIDE LLC


By:_______________________________     By:_______________________________
   Title:                                 Title:

CAPTIVA II FINANCE LLC


By:_______________________________
   Title:



CERES FINANCE LTD.


By:_______________________________
   Title:



STRATA FUNDING, LTD.


By:_______________________________
   Title:



GALAXY CLO 1999-1, LTD.


By:_______________________________
   Title:



STANFIELD CLO, LTD.
     By: STANFIELD CAPITAL PARTNERS, LLC,
         as its Collateral Manager


By:_______________________________
   Title: